UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 1, 2015 (June 26, 2015)

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1007 Market Street

Wilmington, Delaware, 19899

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Agreements with E. I. du Pont de Nemours and Company

Effective as of prior to the opening of trading on the New York Stock Exchange on July 1, 2015, E. I. du Pont de Nemours and Company (“DuPont”), completed the previously announced separation of the businesses comprising DuPont’s Performance Chemicals reporting segment, and certain other assets and liabilities, into a separate and distinct public company by way of a distribution of all of the then outstanding shares of common stock of The Chemours Company (“Chemours”) through a dividend in-kind of the Chemours’ common stock par value $0.01 to holders of DuPont common stock par value $0.30 as of the close of business on June 23, 2015 (the “Record Date”) (the entire transaction being the “Separation”). In connection with the Separation, Chemours entered into certain agreements with DuPont on June 26, 2015, including the following:

•	Separation Agreement

•	Second Amended and Restated Transition Services Agreement

•	Tax Matters Agreement

•	Employee Matters Agreement

•	Third Amended and Restated Intellectual Property Cross-License Agreement

The summary of each of the foregoing agreements can be found in the section of the Information Statement filed as Exhibit 99.1 to Amendment No. 4 to Chemours’ Registration Statement on Form 10, filed with the Securities and Exchange Commission on June 5, 2015 (File No. 001-36794) (the “Information Statement”), entitled “Our Relationship with DuPont Following the Distribution,” and is incorporated herein by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of those agreements, which are attached as Exhibits 2.1 and 10.1 through 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Adoption of Retirement Savings Restoration Plan

The Chemours Company Retirement Savings Restoration Plan (“RSRP”) was adopted to restore company contributions that would be lost due to Internal Revenue Code limits on compensation that can be taken into account under Chemours’ tax-qualified 401(k) savings plan. Under the RSRP, certain employees of Chemours (including the named executive officers) may elect to defer eligible compensation (generally, base salary plus payments under the short term incentive plan) that exceeds the applicable Internal Revenue Code limit ($265,000 in 2015) in increments of 1% up to 6%. Chemours will match participant contributions on a dollar-for-dollar basis up to 6% of eligible pay. Chemours will also credit an additional 3% of eligible compensation on an annual basis, and for so long as it makes “transition contributions” under its 401(k) plan, Chemours will also credit so much of such transition contribution as could not be made under the 401(k) plan by reason of the Internal Revenue Code compensation limit. Participant investment options under the RSRP mirror the options available under the 401(k) plan. Distributions may be made in the form of a lump sum or annual installments after separation from service. The description set forth here is qualified in its entirety by reference to the full text of The Chemours Company Retirement Savings Restoration Plan, which is attached hereto as Exhibit 10.5.

Item 5.01.	Changes in Control of Registrant.

Immediately prior to the Separation, Chemours was a 100% owned subsidiary of DuPont. Following completion of the Separation, Chemours is an independent, publicly traded company, and DuPont retains no ownership interest in Chemours. The description of the Separation included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment and Resignation of Directors

On June 17, 2015, when Chemours’ Registration Statement on Form 10, initially filed with the Securities and Exchange Commission (“SEC”) on December 18, 2014, as amended, was declared effective, the members of the Board of Directors of Chemours (the “Board”) consisted of Michael Heffernan, Nigel Pond and Steven Zelac. On June 19, 2015, Curtis J. Crawford was appointed to (and remains on) the Board and the audit committee.

In connection with the Separation, on July 1, 2015, effective immediately prior to the Separation, the size of the Board was expanded from four to eight and Michael Heffernan, Nigel Pond and Steven Zelac resigned from the Board (the “Resignations”). Effective immediately prior to the Separation and immediately after the expansion in the size of the Board and the Resignations, and to fill the vacancies created thereby, Curtis V. Anastasio, Bradley J. Bell, Richard H. Brown, Mary B. Cranston, Dawn L. Farrell, Stephen D. Newlin and Mark P. Vergnano were appointed to the Board. Effective as of his appointment to the Board, Richard H. Brown was appointed to serve as Chair of the Board.

Biographical information for each member of the Board can be found in the Chemours Information Statement under the section entitled “Management – Board of Directors Following the Distribution” which section is incorporated by reference into this Item 5.02.

The Board of Chemours is currently constituted into three classes, as follows:

•	Class I: Bradley J. Bell and Mary B. Cranston serve in the first class of directors of the Board whose terms expire at the first annual meeting of Chemours’ stockholders following the Separation;

•	Class II: Curtis V. Anastasio, Dawn L. Farrell and Stephen D. Newlin serve in the second class of directors of the Board whose terms expire at the second annual meeting of the Chemours’ stockholders following the Separation; and

•	Class III: Richard H. Brown, Curtis J. Crawford and Mark P. Vergnano serve in the third class of directors of the Board whose terms expire at the third annual meeting of Chemours’ stockholders following the Separation.

Also, in connection with the Separation, effective July 1, 2015:

•	Mr. Bell, Mr. Anastasio and Ms. Cranston were appointed as members of the Audit Committee of the Board. Mr. Crawford had already been appointed to serve as a member of the Audit Committee of the Board effective June 19, 2015, and will continue to serve in that capacity. Mr. Bell was appointed the Chair of the Audit Committee. The Board has determined that each of Mr. Bell, Mr. Crawford, Mr. Anastasio and Ms. Cranston are independent under SEC rules and New York Stock Exchange (“NYSE”) listing standards, are financially literate under NYSE listing standards applicable to audit committee members and that each qualifies as an “audit committee financial expert” for purposes of the rules of the SEC.

•	Mr. Crawford, Mr. Anastasio, Mr. Newlin and Ms. Farrell, each of whom has been determined by the Board to be independent under NYSE listing standards, were appointed as members of the Nominating and Corporate Governance Committee of the Board. Mr. Crawford was appointed the Chair of the Nominating and Corporate Governance Committee.

•	Mr. Newlin, Mr. Bell, Ms. Farrell and Ms. Cranston, each of whom has been determined by the Board to be independent under SEC rules and NYSE listing standards applicable to compensation committee members, were appointed as members of the Compensation Committee of the Board. Mr. Newlin was appointed the Chair of the Compensation Committee.

Each of the non-employee directors of Chemours will receive compensation for their service as a director or committee member in accordance with plans and programs more fully described in the Information Statement under the heading “Management – Director Compensation,” which is incorporated by reference into this Item 5.02.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Appointment of Executive Officers

In connection with the Separation, on July 1, 2015, the following individuals became executive officers of Chemours as set forth in the table below:

Name	Position
Mark P. Vergnano	President and Chief Executive Officer
E. Bryan Snell	President — Titanium Technologies
Thierry F.J. Vanlancker	President — Fluoroproducts
Christian W. Siemer	President — Chemical Solutions
David C. Shelton	Corporate Secretary
Beth Albright	Senior Vice President Human Resources
Erich Parker	Vice President of Corporate Communications and Chief Brand Officer

Mark E. Newman was previously appointed as Senior Vice President and Chief Financial Officer of Chemours and Mr. Shelton was previously appointed as General Counsel of Chemours.

Biographical information on each of the executive officers can be found in the Information Statement under the section entitled “Management—Executive Officers Following the Distribution,” which is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of June 29, 2015, the certificate of incorporation of Chemours was amended and restated (the “Amended and Restated Certificate of Incorporation”). Effective as of July 1, 2015, immediately prior to the Separation, the bylaws of Chemours were amended and restated (the “Amended and Restated By-Laws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws can be found in the Information Statement under the section entitled “Description of Our Capital Stock,” which is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Separation, the Board adopted a Company Code of Conduct, a Code of Business Conduct and Ethics for the Board of Directors and a Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Controller. A copy of each is available under the Investor Relations section of Chemours website at www.chemours.com.

Item 8.01.	Other Events

On July 1, 2015, Chemours issued a press release announcing the completion of the Separation and the start of its operations as an independent company. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the Separation, the Board adopted Corporate Governance Guidelines. A copy of which is available under the Investor Relations section of Chemours website at www.chemours.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

2.1*	Separation Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company.

3.1	Amended and Restated Certificate of Incorporation of The Chemours Company.

3.2	Amended and Restated By-Laws of The Chemours Company.

Exhibit Number	Exhibit Description

10.1*	Second Amended and Restated Transition Services Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company.

10.2	Tax Matters Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company.

10.3*	Employee Matters Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company.

10.4*	Third Amended and Restated Intellectual Property Cross-License Agreement by and among E. I. du Pont de Nemours and Company, The Chemours Company FC, LLC and The Chemours Company TT, LLC.

10.5	The Chemours Company Retirement Savings Restoration Plan.

99.1	Press Release of The Chemours Company, dated July 1, 2015

*	The Chemours Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 1, 2015	THE CHEMOURS COMPANY

	By:	/s/ Mark E. Newman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1*	Separation Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company.

3.1	Amended and Restated Certificate of Incorporation of The Chemours Company.

3.2	Amended and Restated By-Laws of The Chemours Company.

10.1*	Second Amended and Restated Transition Services Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company.

10.2	Tax Matters Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company.

10.3*	Employee Matters Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company.

10.4*	Third Amended and Restated Intellectual Property Cross-License Agreement by and among E. I. du Pont de Nemours and Company, The Chemours Company FC, LLC and The Chemours Company TT, LLC.

10.5	The Chemours Company Retirement Savings Restoration Plan.

99.1	Press Release of The Chemours Company, dated July 1, 2015

*	The Chemours Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.